The Lincoln National Life Insurance Company


                   Lincoln National Variable Annuity Account E

                               The American Legacy

                   Lincoln National Variable Annuity Account H

                               American Legacy II
                               American Legacy III
                           American Legacy III C-Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage
                        (collectively, "American Legacy")

                          Supplement dated June 9, 2003
   to the Prospectus and Statement of Additional Information dated May 1, 2003

     This supplement describes certain changes to the Prospectuses and Statements of Additional Information for the American Legacy contracts noted above, as follows.

Distribution of the contracts and Principal underwriter.

The following information applies to the above-referenced sections:

     Beginning July 1, 2003, The Lincoln National Life Insurance Company ("Lincoln Life") will replace American Funds Distributors, Inc. as the principal underwriter and distributor of the American Legacy annuity contracts. This change will not impact the provisions of your variable annuity contract with Lincoln Life.

     Lincoln Life will enter into selling agreements with various broker-dealers for sales of the American Legacy annuity contracts. Lincoln Life is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life does not plan to retain any commission for its duties as principal underwriter.


i4LIFESM Advantage (Non-qualified Annuity Contracts Only) - Guaranteed Income Benefit.

     Additional disclosure has been added to the above-referenced section, as follows:

     If you change the Access Period and/or the frequency of the regular income payment under i4LIFESM Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated, it can be re-elected after twelve (12) months, if the i4LIFESM Advantage is restarted.

                Please keep this Supplement for future reference.